                                                                    Exhibit 20.1

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                               $13,405,679.15
Partial and Full Prepayments Received                                                                                14,436,220.75
Interest Payments Received                                                                                            7,402,677.71
Policy Claim Amount                                                                                                              -
Pre-Funding Earnings                                                                                                    132,399.63
Interest Reserve Requirement                                                                                            234,376.51
Class A Redemption Amount                                                                                                     0.94
Income From Collection Account Eligible Investments                                                                      97,261.38
Recoveries On Previously Liquidated Receivables                                                                         144,356.08
Liquidation Proceeds                                                                                                    495,573.76
Recoveries From Insurance                                                                                                        -
Purchase Amount of Purchased Receivables                                                                                 16,408.34

                                                                                                                   ---------------
  Total Available Funds                                                                                             $36,364,954.25
                                                                                                                   ===============

II. Distribution
----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                                100,000,000.00

Principal Portion of Scheduled Payments Received                                                                     12,937,377.69
Principal Portion of Prepayments                                                                                     14,026,787.27
Principal Portion of Purchased Receivables                                                                               15,649.45
Principal Balance of Liquidated Receivables                                                                           1,221,149.58
Aggregate Amount of Cram Down Losses                                                                                     11,531.31
Class A Redemption Amount                                                                                                     0.94
                                                                                                                   ---------------
  Total Principal Payment Amount                                                                                    $28,212,496.24
                                                                                                                   ---------------

Overcollateralization Amount to Principal                                                                             1,318,399.47

                                                                                                                   ---------------
Ending Principal Balance of Notes                                                                                   $70,469,104.29
                                                                                                                   ===============

B.  Priority of Distributions
-----------------------------
1.   Indenture Trustee, Backup Servicer, Owner Trustee                                                              $    45,261.70
2a. Basic Servicing Fee                                                                                                 678,490.99
  b. Supplemental Servicing Fee                                                                                          23,485.17
3.  Class A Interest Payment Amount                                                                                   4,494,871.35
4.  Class A Principal Payment Amount                                                                                 28,212,496.24
5.  Note Insurer Payment                                                                                                324,553.17
6.  To The Reserve Fund                                                                                               2,585,795.63
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                            -
                                                                                                                   ---------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                                    $36,364,954.25
                                                                                                                   ---------------
8.  Overcollateralization Amount to Class A Principal                                                                 1,318,399.47
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                                      -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                               -
                                                                                                                   ---------------
  Total Payments                                                                                                    $37,683,353.72
                                                                                                                   ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000


III. Note Balances
------------------
Beginning Note Balance                                                                                          100,000,000.00
Ending Note Balance                                                                                             $70,469,104.29
Class A Note Factor                                                                                                   0.704691


Class A Original Balance                                                                                        100,000,000.00
Class A Beginning Balance                                                                                       100,000,000.00
Class A Ending Balance                                                                                          $70,469,104.29
Class A Interest Carryover Shortfall                                                                            $            -
Class A Principal Carryover Shortfall                                                                           $            -


Overcollateralization Amount                                                                                      2,936,212.68
Target Overcollateralization Amount                                                                               2,936,212.68


IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                                   $            -
Less: Class A Interest Calculated On Principal Balance Of Receivables                                                        -
Less: Pre-Funding Earnings                                                                                                   -
                                                                                                               ---------------
Interest Reserve Requirement                                                                                    $            -
                                                                                                               ===============


V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                               $26,015,156.02
Plus: Pre-Funding Earnings                                                                                          132,399.63
Less: Pre-Funding Distributions                                                                                  26,147,554.71
Less: Class A Redemption Amount                                                                                           0.94
                                                                                                               ---------------
Ending Balance                                                                                                         $ (0.00)
                                                                                                               ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000



VI. Receivables Performance
---------------------------

                                                                              Beginning           Additional              End
A.  General Information                                                       Of Period           Receivables          Of Period
-----------------------                                                    ----------------    ----------------     ---------------
Principal Balance                                                            $76,548,946.54      $26,015,155.08      $73,405,316.97
                                                                           ================    ================     ===============

Number of Receivables                                                                 4,105               1,271               4,463
                                                                           ================    ================     ===============

Weighted Average Coupon (WAC)                                                                                                 10.64%
Weighted Average Remaining Maturity (WAM)  in months                                                                           52.6

B.  Delinquency/Repossession Information
----------------------------------------
                                                                               No. Of             Principal            % of Rec.
                                                                             Receivables           Balance              Balance
                                                                           ----------------    ----------------     ---------------
30 - 59 Days Delinquent                                                                  45      $   817,992.20                1.11%
60 - 89 Days Delinquent                                                                  15          284,828.59                0.39%
90 + Days Delinquent                                                                      4           68,650.51                0.09%
                                                                           ----------------    ----------------     ---------------
  Total                                                                                  64      $ 1,171,471.30                1.60%
                                                                           ================    ================     ===============


                                                                                                                       Principal/
                                                                                                                       (Proceeds)
                                                                                                                    ---------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                              $   760,233.46
Principal Balance of Other Liquidated Receivables                                                                        529,314.43
Cram Down Losses                                                                                                          11,687.41
Liquidation Proceeds                                                                                                    (495,573.76)
Deficiency Recoveries On Previously Liquidated Receivables                                                              (144,356.08)
Recoveries From Insurance                                                                                                         -
Other Recoveries                                                                                                                  -
                                                                                                                    ---------------
  Net Losses                                                                                                         $   661,305.46
                                                                                                                    ===============


VII. Reserve Account
--------------------

Beginning Balance                                                                                                    $ 1,530,978.93
Additional Deposit                                                                                                       520,303.10
Income From Eligible Investments                                                                                          70,586.15
Deposits                                                                                                               2,585,795.63
Release of Excess To The Noteholders                                                                                   1,318,399.47
Release of Excess To The Certificateholder                                                                                        -
                                                                                                                    ---------------
Ending Balance                                                                                                       $ 3,389,264.34
                                                                                                                    ---------------
Reserve Account Required Amount                                                                                      $70,469,104.29
                                                                                                                    ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000



VIII. Triggers

A. Calculations
---------------

                                                                        Dec-99               Nov-99                 Oct-99
Delinquency Ratio                                                     Collection           Collection             Collection
-----------------                                                       Period               Period                 Period
                                                                  --------------------- -------------------- ----------------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due                    $ 353,479.10         $ 424,047.16           $ 255,100.65

Divided By: Beginning Aggregate Principal Balance                       $76,043,411.90       $78,772,673.30         $81,464,059.95
                                                                  --------------------- -------------------- ----------------------
Delinquency Ratio                                                                0.46%                0.54%                  0.31%
                                                                  ===================== ==================== ======================

                                                                                                             ----------------------
Average For The Three Preceding Collection Periods                                                                           0.44%
                                                                                                             ======================

                                                                        Dec-99               Nov-99                 Oct-99
Default Ratio                                                         Collection           Collection             Collection
-------------                                                           Period               Period                 Period
                                                                  --------------------- -------------------- ----------------------
Principal Balance of all Liquidated Receivables                           $ 237,159.45         $ 158,233.69           $ 200,912.45

Divided By: Beginning Aggregate Principal Balance                       $76,043,411.90       $78,772,673.30         $81,464,059.95
                                                                  --------------------- -------------------- ----------------------
Default Ratio                                                                    0.31%                0.20%                  0.25%
                                                                  ===================== ==================== ======================
Average For The Three Preceding Collection Periods                                                                           0.25%
                                                                                                             ======================

                                                                                           Cumulative,            Cumulative
                                                                      During The            As Of The              As Of The
                                                                        Dec-99               Nov-99                 Oct-99
Cumulative Net Loss Ratio                                             Collection           Accounting             Accounting
-------------------------                                               Period                Date                   Date
                                                                  --------------------- -------------------- ----------------------
Principal Balance Of Liquidated Receivables                             $ 1,289,547.89       $ 1,052,388.44           $ 894,154.75

Less: Liquidation Proceeds And Recoveries Received                         (639,929.84)         (555,761.69)           (476,828.21)

Plus: Cram Down Losses                                                       11,687.41            11,687.41               7,784.84
                                                                  --------------------- -------------------- ----------------------
Net Losses                                                                $ 661,305.46         $ 508,314.16           $ 425,111.38
                                                                  ===================== ==================== ======================
Aggregate Principal Balance As Of The Cutoff Date                     $ 102,564,101.62     $ 102,564,101.62       $ 102,564,101.62
                                                                  --------------------- -------------------- ----------------------
Net Loss Ratio                                                                   0.64%                0.50%                  0.41%
                                                                  ===================== ==================== ======================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000



B. Triggers In Effect

                                                                 Actual                 Reserve                Trigger
                                                                  Ratio                  Event                  Event
                                                          ------------------      ------------------      ------------------
1.  Delinquency Ratio                                                  0.44%                   1.50%                   2.00%
                                                          ==================      ==================      ==================

2.  Default Ratio                                                      0.25%                   7.00%                     N/A
                                                          ==================      ==================      ==================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                 0.41%                   0.75%                   1.00%
          Months 09-11                                                 0.64%                   1.35%                   1.60%
          Months 12-14                                                  N/A                    2.00%                   2.30%
          Months 15-17                                                  N/A                    2.50%                   3.00%
          Months 18-20                                                  N/A                    3.35%                   3.65%
          Months 21-23                                                  N/A                    4.65%                   5.10%
          Months 24-26                                                  N/A                    5.50%                   6.00%
          Months 27-29                                                  N/A                    5.75%                   6.30%
          Months 30 +                                                   N/A                    5.90%                   6.50%

4.  Reserve/Trigger Events                                       Occurrences            Deemed Cured
                                                          ------------------      ------------------
          Reserve Event                                                   No                     N/A
          Trigger Event                                                  Yes                      No
          Servicer Termination Event                                     Yes

5.  The Collection Period Above Corresponds To Month No.     1 through 10
                                                          ==================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000



Payments Allocable To Principal                                                        Per $1,000 Of
-------------------------------                                     Total             Orig. Principal
                                                             --------------------   --------------------
Class A Noteholders                                          $      29,530,895.71   $             295.31



Payments Allocable To Interest                                                         Per $1,000 Of
------------------------------                                      Total             Orig. Principal
                                                             --------------------   --------------------
Class A Noteholders                                          $       4,494,871.35   $              44.95



Amount Of Above Payments Paid From Reserve                                               Remaining
------------------------------------------                          Total                 Reserve
                                                             --------------------   --------------------
Principal                                                    $                  -
Interest                                                                        -
                                                             --------------------   --------------------
Total                                                        $                  -   $       3,389,264.34
                                                             ====================   ====================



Note Balances                                                                          Per $1,000 Of
-------------                                                       Total             Orig. Principal
                                                             --------------------   --------------------
Class A Noteholders                                          $      70,469,104.29   $             704.69



Amount Of Fees Paid By The Trust                             $       1,071,791.03
--------------------------------                             ====================


                                                                                        Change From
Carryover Shortfalls                                                                       Prior
--------------------                                                Total              Payment Date
                                                             --------------------   --------------------
Class A Interest                                             $                  -   $                  -
Class A Principal                                                               -                      -


Note Factor
Class A                                                                                                0.704691

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                Collection Period: March 1 to December 31, 1999
                               January 15, 2000



Delinquency Ratio                                                                   0.46%
-----------------                                                     ====================

Default Ratio                                                                       0.31%
-------------                                                         ====================

Cumulative Net Loss Ratio                                                           0.64%
-------------------------                                             ====================

Reserve/Trigger Events                                                    Occurrences            Deemed Cured
----------------------                                                --------------------   --------------------

Reserve Event                                                                  No                    N/A
Trigger Event                                                                 Yes                     No
Servicer Termination Trigger Event                                            Yes


Policy Claim Amount                                                   $                 -
-------------------                                                   ===================

Reimbursements to Note Insurer                                        $                 -
------------------------------                                        ===================

                                                                          Occurrences             Continuing
                                                                      --------------------   --------------------
Insurer Default                                                                No                    N/A
---------------

During Funding Period
Principal Balance of Subsequent Receivables                           $     26,015,155.08
Class A Redemption Amount                                             $              0.94
Remaining Pre-Funded Amount                                           $                 -

Class A Redemption Amount                                             $              0.94
-------------------------                                             ====================

Overcollateralization
Overcollateralization Amount                                          $      2,936,212.68                  4.00%
Target Overcollateralization Amount                                   $      2,936,212.68                  4.00%

                                  Page 2 of 2